UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014 (September 30, 2014)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645

(Address of principal executive offices)	(Zip Code)

(201) 225-0190
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Micronet Enertec Technologies, Inc. (the “Company”), held its annual meeting of stockholders on September 30, 2014. The results of the stockholder voting at the annual meeting are set forth below.

Stockholders voted on the matters set forth below:

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

Director Name	For	Withheld	Broker Non-Votes

David Lucatz	3,350,995	3,660	1,672,545

Chezy Ofir	3,320,900	33,755	1,672,545

Jeffrey P. Bialos	3,341,150	13,505	1,672,545

Jacob Berman	3,320,900	33,755	1,672,545

Miki Balin	3,320,900	33,755	1,672,545

Proposal No. 2 — Amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 25,000,000.

The stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 25,000,000. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

4,073,119	40,781	0	913,300

Proposal No. 3 — Approval of an amendment to the Company's 2012 Stock Incentive Plan.

The stockholders approved an amendment to the Company's 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 500,000 to 750,000.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

3,315,901	38,754	0	1,672,545

Proposal No. 4 — Approval of the Company's 2014 Stock Incentive Plan.

The stockholders approved the Company's 2014 Stock Incentive Plan including the reservation of 100,000 shares of Common Stock for issuance thereunder. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

3,285,132	69,504	19	1,672,545

Proposal No. 5 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

3,339,801	14,854	0	1,672,545

Proposal No. 6 — Advisory Vote on the Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers.

With respect to the non-binding advisory vote by stockholders on the frequency of the advisory vote on compensation of the Company’s named executive officers, the stockholders voted as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes

2,027	3,077,777	24,781	70	1,672,545

In accordance with the stockholder voting results, in which “2 Years” received the highest number of votes cast on the frequency proposal, and our Board of Directors’ recommendation in the Proxy Statement for the 2014 annual meeting of stockholders, the Board of Directors has determined that future stockholder advisory (non-binding) votes on the compensation of our named executive officers will occur every two years. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at our 2016 annual meeting of stockholders.

The results reported above are final voting results.

Item 8.01. Other Events.

On October 3, 2014, the Company filed a Certificate of Amendment to amend Article IV of its Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 25,000,000. The Certificate of Amendment was effective on filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

3.1.	Certificate of Amendment of the Certificate of Incorporation, dated October 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: October 6, 2014	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer